Exhibit 99.2

Sustainability Growth Investment Program Supplemental Presentation January 31, 2023 EXHIBIT 99.2

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM This presentation contains a number of forward - looking statements, including but not limited to, all statements regarding : future, planned or projected investments, capital expenditures, strategies and initiatives ; timing, results, financial returns, operating EBITDA generation, free cash flow, production increases, capacity expansion and impacts on operations and cost structure from such investments, capital expenditures, strategies and initiatives ; macroeconomic conditions and pricing assumptions ; and regulatory developments and impacts, including those from the proposed EPA Set Rule and the Inflation Reduction Act . You should view these statements with caution . They are based on the facts and circumstances known to the Company as of the date the statements are made . These forward - looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward - looking statements, including but not limited to changes or challenges to the proposed EPA Set Rule or other federal or state renewable energy policies and regulations ; increases in construction or equipment costs ; equipment availability ; construction delays ; failure to implement our optimization, automation, growth, and cost savings initiatives and overall business strategy ; failure to obtain the results anticipated from strategic initiatives, investments, acquisitions or new lines of business ; failure to identify acquisition targets, consummate and integrate acquisitions ; environmental and other regulations, including developments related to emerging contaminants, gas emissions, and ESG performance and disclosure ; significant environmental, safety or other incidents resulting in liabilities or brand damage ; failure to obtain and maintain necessary permits due to land scarcity, public opposition or otherwise ; diminishing landfill capacity, resulting in increased costs and the need for disposal alternatives ; failure to attract, hire and retain key team members and a high quality workforce ; increases in labor costs due to union organizing activities or changes in wage and labor related regulations ; disruption and costs resulting from extreme weather and destructive climate events ; failure to achieve our sustainability goals or execute on our sustainability - related strategy and initiatives ; public health risk, increased costs and disruption due to a COVID - 19 resurgence or similar pandemic conditions ; macroeconomic conditions, geopolitical conflict and market disruption resulting in labor, supply chain and transportation constraints, inflationary cost pressures and fluctuations in commodity prices, fuel and other energy costs ; increased competition ; pricing actions ; impacts from international trade restrictions ; competitive disposal alternatives, diversion of waste from landfills and declining waste volumes ; weakness in general economic conditions and capital markets, including potential for an economic recession ; adoption of new tax legislation ; fuel shortages ; failure to develop and protect new technology ; failure of technology to perform as expected ; failure to prevent, detect and address cybersecurity incidents or comply with privacy regulations ; negative outcomes of litigation or governmental proceedings ; and decisions or developments that result in impairment charges . Forward - Looking Statements Note on Financial Measures Operating EBITDA : This presentation includes operating EBITDA results and projections for the Renewable Energy and Recycling businesses . Management defines operating EBITDA as GAAP income from operations before depreciation and amortization ; this definition may not be comparable to similarly - titled measures reported by other companies . Operating EBITDA has been, and may in the future be, adjusted to exclude the effects of events or circumstances that are not representative or indicative of the Company’s results of operations . Adjusted operating EBITDA is not a GAAP measure, and the Renewable Energy and Recycling line of business operating EBITDA is not derived from, and does not reconcile to, the Company’s financial statements . Free Cash Flow : This presentation includes free cash flow results and projections for the Renewable Energy and Recycling businesses . Management defines free cash flow as net cash provided by operating activities, less capital expenditures, plus proceeds from divestitures of businesses and other assets (net of cash divested) ; this definition may not be comparable to similarly - titled measures reported by other companies . Free cash flow is not a GAAP measure, and the Renewable Energy and Recycling line of business free cash flow is not derived from, and does not reconcile to, the Company’s financial statements . For additional information about adjusted operating EBITDA and free cash flow for Waste Management, Inc . on a consolidated basis (“WMI”), including reconciliations to the most comparable GAAP measures for WMI, please see WMI’s quarterly earnings results press releases and tables thereto, available at investors . wm . com . Please also see the Company’s filings with the SEC, including Part I, Item 1 A of the Company’s most recently filed Annual Report on Form 10 - K and subsequent Form 10 - Qs, for additional information regarding these and other risks and uncertainties applicable to its business . The Company assumes no obligation to update any forward - looking statement, including financial estimates and forecasts, whether as a result of future events, circumstances or developments or otherwise .

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM 3 Overview of Updated Sustainability Growth Investment Program These investments are expected to generate $580M in run - rate annual FCF (1) In February 2022, WM outlined a multi - year plan for significant investments in its Renewable Energy and Recycling businesses • WM has been executing on those announced plans and is very pleased with its progress to date • WM has the industry’s leading platforms in both Renewable Energy and Recycling • WM remains enthusiastic about making economically - attractive, environmentally - conscious investments in these businesses Today we are providing an update on our planned investments, including: • A comparison of previously announced plans to current plans for Renewable Energy and Recycling businesses • Commentary on the drivers of the expanded investment programs for Renewable E nergy and Recycling • High - level commentary on the potential impacts of the Inflation Reduction Act (“IRA”) and the Proposed EPA Set Rule (See Glossary on last page), including e - RINs, for our renewable energy business January 31, 2023 Update 12 We plan to host an investor information session that will provide further commentary on our long - term plans for these businesses, including: • For the Renewable Energy business: ― Additional commentary on the potential impacts of the IRA & Proposed EPA Set Rule ― Progress on our development plans for renewable natural gas (RNG) plants ― Further opportunities in the landfill gas (LFG) - to - energy space • For the Recycling business : ― Additional detail on n ew geographic markets ― Information on n ew and proposed recycling regulations ― P rogress of automation investments • Positive environmental impacts of these projects April 5, 2023 Investor Information Session 1. Free cash flow projections exclude incremental interest related to these investments. Please see page 2 for additional inform ati on on this financial measure.

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM Growing Our Renewable Energy Business 4

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM 20 3 5 12 66 29 WM Owned 91 facilities Third Party Robust Long - Term Growth Potential for WM’s LFG - to - Energy Platform WM is driving growth from its existing landfill network as well as future value through a myriad of options 5 We have the largest landfill portfolio in North America 254 active solid waste landfills 200+ closed landfills Captured ~120 Million MMBtu of landfill gas in 2021 Our Portfolio Today Driving Opportunities for Tomorrow Increasing beneficial use through new projects • Actively developing new RNG projects to deliver value beyond traditional landfill operations and generate new earnings potential at closed landfills • Accelerating development on smaller landfills by contracting with 3 rd parties • Considering options for development at remaining landfills, including landfill gas - to - electricity projects based on e - RIN pathway from EPA Optimizing value from existing beneficial use projects Site count 45% beneficially used 55% available for beneficial use WM to evaluate contracts with 3 rd parties when they expire to maximize beneficial use Existing LFG - to - electricity projects are projected to generate e - RINs with no incremental CAPEX ~65 Million MMBtu ~55 Million MMBtu 44 facilities

Our Portfolio Today

Diving Deeper: Marrying Project Development with Regulatory Incentives

WM has a history of delivering value from its landfill gas through renewable energy projects

WM Actions

1982-1985
WM works with Caterpillar to develop LFG-fueled engines & turbines

1987
WM commissions its **1st LFG-to-electricity facility**

1989
WM opens its **10th LFG-to-electricity facility**

1994
WM portfolio grows with its **25th LFG-to-electricity facility**

2003
WM Renewable Energy is created as a new business line to further prioritize LFG-to-energy opportunities

2008
WM opens its **50th LFG-to-electricity facility**

2011
WM hits major milestone with **75th LFG-to-electricity facility**

2015
WM commissions **first LFG-to-RNG facility**

2017
WM and industry **focus shifts from LFG-to-electricity to RNG development**

2018-2022
WM commissions **5 additional RNG facilities**

External Changes

Late '80s-early '90s
EPA adopts various regulations requiring installation of gas collection and control systems at landfills while **IRS adopts tax incentives applicable to LFG-to-electricity projects**

2000-2013
Deregulation, tax credits and increased power prices **stimulate increased development of renewable electricity facilities**

2014
Biogas from cellulosic waste (i.e., landfill gas) pathway modified in EPA's Renewable Fuel Standard program to include natural gas vehicles – **stimulating LFG-to-RNG growth and activating the RIN pathway for landfill gas to RNG via WM's CNG fleet**

2022
EPA releases Proposed Set Rule; allows **new potential option for LFG-to-electricity projects to fuel electric vehicles and create e-RINs**

Today

WM has the **largest** network with **91 owned** and **44 third-party** LFG-to-energy facilities[1]

Looking ahead

Continuing to grow our LFG-to-energy facility network in order to…

- Lower our carbon footprint by creating beneficial uses for our landfill gas
- Fuel the equivalent of our CNG collection fleet
- Capitalize on the best economic alternatives for the beneficial use of our landfill gas

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Note: Project totals prior to "Today" represent point-in-time aggregates. Certain projects developed in earlier years have since closed. "Today" figures represent total active LFG-to-energy facilities as of 2022 year-end.
1. Reflects 135 total projects active at year-end 2022, which differs from previous reporting due to slightly fewer power and Medium BTU projects online at year-end 2022 than were active during the year. LFG-to-energy includes renewable electricity and RNG.

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM Diving Deeper: How We Create Environmental and Economic Value From Landfill Gas Our unique, vertically - integrated business enables us to fully “close the loop” when we generate pipeline quality RNG 1 Collection Our CNG trucks, running on RNG, pick up waste at customer locations 2 Transfer Collection or transfer trucks deliver materials to our landfills 3 Landfill Waste is deposited in the landfill; landfill gas is generated and collected as organic waste decomposes 4 Processing & Pipeline LFG is processed to create RNG, which is delivered to pipelines 5 WM CNG Fueling Station Pipelines deliver natural gas to CNG fueling stations, where WM trucks refuel 6 RIN Generation CNG fleet fuel use is matched with RNG production, closing the loop and generating RINs we sell LFG - to - RNG Circularity 7 2 3 4 5 6 1 Our Portfolio Today Note: We aim to maximize the utilization of our fleet in generating RINs but will also access voluntary markets outside of th e R FS program where customers purchase RNG to decarbonize their portfolios.

Driving Opportunities for Tomorrow

We are Increasing our LFG-to-RNG Planned Investments and Financial Projections[1]

Evaluating the impacts of the IRA and Proposed EPA Set Rule, which provide exciting options for the beneficial use of our landfill gas

Updated LFG-to-RNG Plans and Outlook

- **We are planning to bring more RNG plants and volume online**
- **$390M of additional projected CAPEX to support this growth:**
  - Removed 2 projects that will now remain LFG-to-electricity based on e-RIN pathway
  - Added 5 new planned RNG sites
  - Increased scale at a portion of previously planned sites
  - Increased costs due to inflationary pressures

	Original Expectations	Revised Expectations[2]
Total New RNG Projects Online by 2026	17	20
Incremental Annual Run-Rate RNG Volume in 2026	21 million MMBtu	25 million MMBtu
Incremental 2022-2026 Capital Investment	$825 million	$1.215 billion
Incremental Annual Operating EBITDA by 2026	$400 million	$500 million[3]
Incremental Annual FCF by 2026	→	$450 million[4]

Evaluation of IRA and Proposed EPA Set Rule

- **Our industry-leading landfill portfolio stands to potentially benefit significantly from both the IRA and the Proposed EPA Set Rule:** We will continue evaluating the full range of options for landfill gas monetization, drawing upon our broad historical expertise in both LFG-to-RNG and LFG-to-electricity

The IRA provides additional incentives for our RNG development pipeline

- The IRA's investment tax credits for LFG-to-RNG are now expected to generate incremental free cash flow which is included in our revised expectations

EPA's Proposed Set Rule would activate a new pathway to drive greater value from our landfill portfolio

- Introduction of e-RINs potentially creates attractive optionality for our current LFG-to-electricity projects and expands options for future development (not included in our revised expectations)

1. All expectations, estimates and projections are as of Jan. 31, 2023 and subject to change. Please see "Forward-Looking Statements" on page 2 for additional information; **2.** Original and revised expectations do not reflect 4 RNG facilities in service prior to 2022; **3.** Please see page 2 for additional information on this financial measure; **4.** Following the realization of the IRA benefits in 2026, run-rate annual FCF is expected to be $400M in 2027+. Free cash flow projections exclude incremental interest related to these investments. Please see page 2 for additional information on this financial measure.

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Driving Opportunities for Tomorrow

$500M Incremental Annual Operating EBITDA Projected from 20 RNG Plants by 2026[1]

Operating EBITDA projections and IRA potential benefits support increased investment in RNG, generating attractive expected returns and short payback periods

Actual Adjusted and Projected Incremental RNG Operating EBITDA
Assumes Blended Average RNG Value of $26/MMBtu[2]


$10M
$150M
$385M
$500M
2022
2023
2024
2025
2026

Actual and Projected Incremental RNG CAPEX


CAPEX acceleration projected in 2023 to meet IRA qualification deadlines & capture benefits
$240M
$525M
$330M
$120M
2022
2023
2024
2025
2026

Actual and Projected Incremental RNG FCF[3]

Following the realization of the IRA benefits in 2026, annual run-rate FCF is expected to be $400M in 2027+


($235M)
($505M)
($95M)
$385M
$450M
2022
2023
2024
2025
2026

IRA expected to drive meaningful benefit

- We expect the Investment Tax Credit ("ITC") portion of the IRA to provide between **$250M - $350M in cumulative benefit** (modeled at $300M on the left-hand free cash flow chart), a large portion of which is anticipated to be realized in 2025
  - The cumulative benefit may ultimately exceed $350M
  - WM is very focused on capturing the potential IRA benefits
- Currently, we expect 17 of our 20 plants likely qualify for this ITC and an estimated ~90% of capital spending at the plants to qualify
- The impact from the production tax credit portion of the IRA is under review and requires further study to quantify

Actual and Projected Incremental RNG Production Volume
Million MMBtu


1
2
1
7
8
18
19
20
25
RNG Volume
New RNG Sites in Service
2022
2023
2024
2025
2026

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1. All expectations, estimates and projections are as of January 31, 2023 and subject to change. Please see "Forward-Looking Statements" on page 2. Please also see page 2 for additional information on this financial measure; **2.** $26/MMBtu assumption is equivalent to underlying price assumptions of $2.00 RINs and $2.50 natural gas; **3.** Free cash flow projections exclude incremental interest related to these investments. Please see page 2 for additional information on this financial measure.

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM Growing and Optimizing our Recycling Business 10

We are Increasing our Recycling Planned Investments and Financial Projections[1]

Investments in our Material Recovery Facilities ("MRF") expected to drive meaningful operating EBITDA

- **We are planning to enter more new markets and increasing the scope of already-announced projects**
- **~$200M of additional projected CAPEX to support this growth:**
  - Addition of 4 new automation and 2 new market projects planned
  - Anticipated municipal program expansions to recover additional commodities
  - Expanded scope of some planned projects
  - Increased costs due to inflationary pressures

	Original Expectations	Revised Expectations
Incremental 2022-2026 Capital Investment	$800 million	$1.0 billion
Incremental Annual Operating EBITDA by 2026	$180 million	$240 million[2]
Incremental Annual FCF by 2026	→	$180 million[3]

Actual and Projected Incremental MRF Capacity



Million Tons
MRF New Capacity
MRF Projects in Service
5
13
30
43
43
0.1
0.8
2.1
2.8
2.8
2022
2023
2024
2025
2026

Actual Adjusted and Projected Incremental Recycling Operating EBITDA[2]

Assumes Blended Average Value of $125/ton



$15M
$30M
$115M
$215M
$240M
2022
2023
2024
2025
2026

Actual and Projected Incremental Recycling CAPEX



$321M
$455M
$180M
$45M
$0
2022
2023
2024
2025
2026

Actual and Projected Incremental Recycling FCF[3]



($310M)
($430M)
($95M)
$115M
$180M
2022
2023
2024
2025
2026

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1. All expectations, estimates and projections are as of January 31, 2023 and subject to change. Please see "Forward-Looking Statements" on page 2 for additional information; **2.** Operating EBITDA excludes temporary costs associated with MRFs under construction. Please see page 2 for information on this financial measure; **3.** Free cash flow projections exclude incremental interest related to these investments. Please see page 2 for additional information on this financial measure.

~$240M Annual Operating EBITDA Projected by 2026 via MRF Investments[(1)]

Additional investments to focus on four key initiatives to drive anticipated results

Labor Efficiency

Automating existing facilities



Projected Annual Operating EBITDA $70M

- Job upskilling and overall expected ~30% labor cost reduction
- Safer work environment for employees

Revenue Quality

Further separating materials for higher value



Projected Annual Operating EBITDA $70M

- Producing a higher quality product to enhance movement across the economic cycle
- Potentially boosting revenue from additional commodity capture

Capacity Expansion

An additional expected 1M tons of capacity



Projected Annual Operating EBITDA $35M

- Capacity expansion includes additional commodities WM can potentially recycle
- Supports WM's goal to increase recovery of materials for beneficial reuse to 25M tons per year by 2030

New Markets

Unlocking volumes in communities that lack recycling access



Projected Annual Operating EBITDA $65M

- Targeting 12 new markets
  - 6 single stream
  - 4 C&D recycling
  - 2 commercial
- New projected capacity totaling 1.8M tons

Projected incremental annual operating EBITDA ranges from $200M to $260M assuming commodity prices range from $75/ton to $150/ton

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1. Assumes $125/ton commodity prices. Operating EBITDA excludes temporary costs associated with MRFs under construction. Please see page 2 for additional information about this financial measure. All expectations, estimates and projections are as of January 31, 2023 and subject to change. Please see "Forward-Looking Statements" on page 2 for additional information.

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM 13 We are excited to announce an investor information session on April 5, during which we’ll share additional details on our long - term growth trajectory for our Renewable Energy and Recycling businesses and their positive impact on key stakeholders • Additional commentary on the potential impacts of the IRA & Proposed EPA Set Rule • Progress on our development plans for our RNG plants • Further opportunities in the LFG - to - energy space • Details on new geographic markets • Insights into new and potential recycling regulations and expected customer demand • Details on automation progress Renewable Energy Recycling WM to Host Additional Investor Information Session on April 5, 2023 Join us on April 5, 2023 for additional details on our sustainability growth investments Instructions to join the information session will be posted on investors.wm.com under Events & Presentations

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM Ed Egl eegl@wm.com 713.265.1656 (o) 713.725.7222 (c) Heather Miller hmiller3@wm.com 713.265.1507 (o) investors.wm.com Twitter: @WM_Investor GET IN TOUCH WITH US 14

Glossary

Term	Acronym	Definition
Landfill	**LF**	A discrete area of land or excavation that receives and stores waste
Landfill Gas	**LFG**	Landfill gas is a natural byproduct of the decomposition of organic material in landfills
Renewable Natural Gas	**RNG**	Renewable natural gas (RNG) is a pipeline-quality gas that is fully interchangeable with conventional natural gas and thus can be used in natural gas vehicles. RNG is essentially biogas (the gaseous product of the decomposition of organic matter) that has been processed to purity standards. Like conventional natural gas, RNG can be used as a transportation fuel in the form of compressed natural gas (CNG) or liquefied natural gas (LNG). Landfill RNG qualifies as a cellulosic biofuel under the Renewable Fuel Standard
Compressed Natural Gas	**CNG**	Natural gas compressed to less than 1% of its volume at standard atmospheric pressure; typically used to fuel vehicles as an eco-friendly alternative to gasoline
Renewable Fuel Standard	**RFS**	The RFS program requires refiners and importers either to blend volumes of renewable fuel such as ethanol or biodiesel into the transportation pool (gasoline and diesel fuel) or to purchase renewable fuel credits known as renewable identification numbers ("RINs"). Producers of qualifying renewable fuels are permitted to generate and sell RINs associated with their production.
Renewable Identification Number	**RIN**	RINs are credits used for compliance and are the "currency" of the RFS program. RINs are generated when renewable fuel is created and retired when they are used to demonstrate compliance. A RIN can be assigned directly to a batch of fuel, or separated from the fuel it was originally assigned to. RINs can then be bought/sold to obligated parties such as non-renewable fuel producers and importers. WM is a renewable fuel producer and matches its CNG vehicle fleet's fuel demand with renewable natural gas production, thereby generating RINs.
Electricity-generated Renewable Identification Number	**e-RIN**	Potential equivalent of a RIN for electricity produced from qualifying renewable biomass and used as transportation fuel as proposed by the Proposed EPA Set Rule
Renewable Volume Obligation	**RVO**	Annual renewable fuel usage requirement for "obligated parties" determined by the EPA
Proposed EPA Set Rule		The highly anticipated proposed rule issued by the EPA in December 2022 establishing biofuel blending volumes under the RFS program for compliance years 2023 through 2025. EPA refers to the proposal as the Set Rule. It includes a number of important policies impacting the RFS program going forward, including provisions related to renewable electricity and generation of e-RINs.
Electric Vehicle	**EV**	Vehicle powered by electricity instead of an internal combustion engine
Inflation Reduction Act	**IRA**	2022 federal law that includes incentives for investing in domestic renewable energy and carbon capture, utilization and sequestration
Investment Tax Credit	**ITC**	Tax incentive for business investment
Standard Cubic Feet per Minute	**SCFM**	Measurement of gas flow rate
Million British Thermal Units	**MMBtu**	Measurement of heat
Megawatts	**MW**	Measurement of electric power

Sources: EPA , Department of Energy

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